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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 April 13, 1999


                                 ATLAS AIR, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      [0-0]                   84-1207329
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)

538 Commons Drive, Golden, Colorado                               80401
(Address of principal executive offices)                       (Zip Code)
                                 (303) 526-5050
              (Registrant's telephone number, including area code)




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Item 7.  Financial Statements and Exhibits.

     (c) Exhibits. The Exhibit Index is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 333-71833) of Atlas Air, Inc. The Registration Statement and the Prospectus Supplement, dated April 5, 1999, to the Prospectus, dated February 16, 1999, relate to the offering of Atlas Air, Inc.'s Pass Through Certificates, Series 1999-1.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Atlas Air, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ATLAS AIR, INC.


                               By:  /S/ RICHARD H. SHUYLER
                                    ------------------------------
                                    Richard H. Shuyler
                                    Executive Vice President -- Strategic
                                    Planning, Treasurer and Director


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                                  EXHIBIT INDEX

   Exhibit
  Reference
    Number                     Document Description

     1.1 Underwriting Agreement, dated April 5, 1999, among Atlas Air, Inc., Morgan Stanley & Co. Incorporated, BT Alex. Brown Incorporated, ING Baring Furman Selz LLC and CIBC Oppenheimer Corp.

     4.1 Revolving Credit Agreement (1999-1A-1), dated as of April 13, 1999, between Wilmington Trust Company, as Subordination Agent, and ABN AMRO Bank N.V., Chicago Branch, as Liquidity Provider.

     4.2 Revolving Credit Agreement (1999-1A-2), dated as of April 13, 1999, between Wilmington Trust Company, as Subordination Agent, and ABN AMRO Bank N.V., Chicago Branch, as Liquidity Provider.

     4.3 Revolving Credit Agreement (1999-1B), dated as of April 13, 1999, between Wilmington Trust Company, as Subordination Agent, and Morgan Stanley Capital Services, Inc., as Liquidity Provider.

     4.4 Revolving Credit Agreement (1999-1C), dated as of April 13, 1999, between Wilmington Trust Company, as Subordination Agent, and Morgan Stanley Capital Services, Inc., as Liquidity Provider.

     4.5 Guarantee, dated April 13, 1999, by Morgan Stanley Dean Witter & Co. relating to Revolving Credit Agreement (1999-1B).

     4.6 Guarantee, dated April 13, 1999, by Morgan Stanley Dean Witter & Co. relating to Revolving Credit Agreement (1999-1C).

     4.7 Pass Through Trust Agreement, dated as of April 1, 1999, between Wilmington Trust Company, as Trustee, and Atlas Air, Inc.

     4.8 Trust Supplement No. 1999-1A-1, dated April 13, 1999, between Wilmington Trust Company, as Trustee, and Atlas Air, Inc. to Pass Through Trust Agreement, dated as of April 1, 1999.

     4.9 Trust Supplement No. 1999-1A-2, dated April 13, 1999, between Wilmington Trust Company, as Trustee, and Atlas Air, Inc. to Pass Through Trust Agreement, dated as of April 1, 1999.


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     4.10 Trust Supplement No. 1999-1B, dated April 13, 1999, between Wilmington
          Trust Company, as Trustee, and Atlas Air, Inc. to Pass Through Trust Agreement, dated as of April 1, 1999.

     4.11 Trust Supplement No. 1999-1C, dated April 13, 1999, between Wilmington Trust Company, as Trustee, and Atlas Air, Inc. to Pass Through Trust Agreement, dated as of April 1, 1999.

     4.12 Intercreditor Agreement, dated as of April 13, 1999, among Wilmington Trust Company, as Trustee, ABN AMRO Bank N.V, Chicago Branch, as Class A-1 Liquidity Provider and Class A-2 Liquidity Provider, Morgan Stanley Capital Services, Inc., as Class B Liquidity Provider and Class C Liquidity Provider, and Wilmington Trust Company, as Subordination Agent and Trustee.

     4.13 Deposit Agreement (Class A-1), dated as of April 13, 1999, between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York Branch, as Depositary.

     4.14 Deposit Agreement (Class A-2), dated as of April 13, 1999, between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York Branch, as Depositary.

     4.15 Deposit Agreement (Class B), dated as of April 13, 1999, between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York Branch, as Depositary.

     4.16 Deposit Agreement (Class C), dated as of April 13, 1999, between First Security Bank, National Association, as Escrow Agent, and Credit Suisse First Boston, New York Branch, as Depositary.

     4.17 Escrow and Paying Agent Agreement (Class A-1), dated as of April 13, 1999, among First Security Bank, National Association, as Escrow Agent, Morgan Stanley & Co. Incorporated, BT Alex. Brown Incorporated, ING Baring Furman Selz LLC and CIBC Oppenheimer Corp., as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent.

     4.18 Escrow and Paying Agent Agreement (Class A-2), dated as of April 13, 1999, among First Security Bank, National Association, as Escrow Agent, Morgan Stanley & Co. Incorporated, BT Alex. Brown Incorporated, ING Baring Furman Selz LLC and CIBC Oppenheimer Corp., as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent.


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     4.19 Escrow and Paying Agent Agreement (Class B), dated as of April 13,
          1999, among First Security Bank, National Association, as Escrow Agent, Morgan Stanley & Co. Incorporated, BT Alex. Brown Incorporated, ING Baring Furman Selz LLC and CIBC Oppenheimer Corp., as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent.

     4.20 Escrow and Paying Agent Agreement (Class C), dated as of April 13, 1999, among First Security Bank, National Association, as Escrow Agent, Morgan Stanley & Co. Incorporated, BT Alex. Brown Incorporated, ING Baring Furman Selz LLC and CIBC Oppenheimer Corp., as Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent.

     4.21 Note Purchase Agreement, dated as of April 13, 1999, among Atlas
          Air Inc., Wilmington Trust Company, as Trustee, Wilmington Trust company, as Subordination Agent, First Security Bank, National Association, as Escrow Agent, and Wilmington Trust Company, as Paying Agent.

     4.22 Form of Leased Aircraft Participation Agreement (Participation Agreement among Atlas Air, Inc., Lessee, ______________, Owner Participant, First Security Bank, National Association, Owner Trustee, and Wilmington Trust Company, Mortgagee and Loan Participant) (Exhibit A-1 to Note Purchase Agreement).

     4.23 Form of Lease (Lease Agreement between First Security Bank, National Association, Lessor, and Atlas Air, Inc., Lessee) (Exhibit A-2 to Note Purchase Agreement).

     4.24 Form of Leased Aircraft Indenture (Trust Indenture and Mortgage between First Security Bank, National Association, Owner Trustee, and Wilmington Trust Company, Mortgagee) (Exhibit A-3 to Note Purchase Agreement).

     4.25 Form of Leased Aircraft Trust Agreement (Trust Agreement between ___________ and First Security Bank, National Association) (Exhibit A-5 to Note Purchase Agreement).

     4.26 Form of Owned Aircraft Participation Agreement (Participation Agreement between Atlas Air, Inc., Owner, and Wilmington Trust Company, as Mortgagee, Subordination Agent and Trustee) (Exhibit C-1 to Note Purchase Agreement).


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     4.27 Form of Owned Aircraft Indenture (Trust Indenture and Mortgage between
          Atlas Air, Inc., Owner, and Wilmington Trust Company, Mortgagee) (Exhibit C-2 to Note Purchase Agreement).

     4.28 7.20% Atlas Air Pass Through Certificate 1999-1A-1, Certificate No. A-1-1.

     4.29 7.20% Atlas Air Pass Through Certificate 1999-1A-1, Certificate No. A-1-2.

     4.30 6.88% Atlas Air Pass Through Certificate 1999-1A-2, Certificate No. A-2-1.

     4.31 7.63% Atlas Air Pass Through Certificate 1999-1B-1, Certificate No.
          B-1.

     4.32 8.77% Atlas Air Pass Through Certificate 1999-1C-1, Certificate No.
          C-1.

     23.1 Consent of AvSOLUTIONS, Inc., dated March 25, 1999.

     23.2 Consent of Morten Beyer and Agnew, Inc., dated March 25, 1999.

     23.3 Consent of Simat Helliesen & Eichner, Inc., dated March 25, 1999.

     23.4 Consent of AvSOLUTIONS, Inc., dated April 5, 1999.

     23.5 Consent of Morten Beyer and Agnew, Inc., dated April 5, 1999.

     23.6 Consent of Simat Helliesen & Eichner, Inc., dated April 5, 1999.